J.P. Morgan Series Trust
Supplement dated March 23, 2000, to the following Prospectus:

J.P. Morgan Institutional U.S. Equity Funds, dated, March 1, 2000

The second paragraph under the heading "Portfolio Management" on page 9 with respect to J.P. Morgan Institutional SmartIndextm Fund is hereby replaced with the following:

         The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at J.P. Morgan since August of 1996 and prior to managing this fund was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at J.P. Morgan since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

The first sentence of the last paragraph on the last page is hereby replaced with the following:

         Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.